Investment Strategy - Bluemonte Large Cap Core II ETF	May 18, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

The Fund is an actively managed exchange-traded fund (“ETF”) that invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments that provide exposure to large capitalization companies. This includes Fund investments in shares of ETFs (“Underlying Funds”) which invest at least 80% of their net assets (plus the amount of any borrowings for investment purposes) in large capitalization companies. The Fund defines large capitalization companies as those that have a minimum market capitalization equal to or greater than the minimum market capitalization of a widely recognized index of large capitalization companies based upon the composition of the index at the time of investment. The Fund generally considers the “large capitalization” companies to refer to companies that, at the time of purchase, have a minimum market capitalization of approximately $4.5 billion. The Fund operates as a fund-of-funds. Under normal circumstances, the Fund intends to invest primarily in unaffiliated passively managed and actively managed ETFs.

RFG Advisory, LLC (the “Sub-Adviser”) selects investments for the Fund. In general, the Fund invests in Underlying Funds that invest primarily in equity securities. The Underlying Funds may invest in, among other things, domestic and international equities and real estate-related securities or instruments. The Fund’s allocation may be diversified by style (including both value and growth funds) and other factors. The allocation to the various Underlying Funds are determined at the discretion of the Sub-Adviser and may change to reflect the current market environment. The Sub-Adviser selects Underlying Funds that it believes are reasonably representative of an asset class, are priced reasonably and reflect relative performance when compared to similar ETFs. The Sub-Adviser may sell Underlying Funds to rebalance asset allocation or to substitute an Underlying Fund with a higher expected return, or lower risk profile, or for any other reason.

In managing the portfolio, the Sub-Adviser uses a “top down” investment management approach employing macro analysis to determine allocation among capitalization, style, or sectors. Utilizing fundamental analysis, the Sub-Adviser then employs “bottom up” research to make determinations about which Underlying Funds to invest in that are consistent with its overall target. In assessing actively managed Underlying Funds, the Sub-Adviser also performs an analysis of the quality and tenure of the Underlying Fund’s investment manager. The Sub-Adviser expects the Fund, during normal market conditions, to be fully invested at all times.

There is no guarantee that the Fund will meet its investment objectives.

The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund.

Rule 35d-1 Eighty Percent Investment Policy [Text Block]	The Fund is an actively managed exchange-traded fund (“ETF”) that invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments that provide exposure to large capitalization companies.